Royalties and license fees	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Royalties and license fees	Royalties and license fees
Until October 2021, the Group held an exclusive perpetual license from the University of Zurich on patent applications and patents relating to the DARPin base technology. The Group terminated the applicable license agreement with effect as of October 2021 as the main patent under this agreement expired in September 2021.
Under this license agreement, the Group was required to pay the University of Zurich flat royalties of a low single digit percentage on net sales of licensed products, which vary based on the field in which the licensed product is commercialized. In addition, the Group was obligated to pay the University of Zurich a percentage of license fee revenues it receives from sublicensing its rights to third parties in five tiers, ranging from the low single digits to the low teens, depending on the total amount of payments received for the particular sublicense granted.
Finally, the Group was also obligated to pay the University of Zurich a percentage of the royalty payments it receives from sublicensees in three tiers based on their net sales of licensed products and the applicable field in which the licensed product is sold, ranging from the low single digits to the mid teens. The minimum amount the Group was required to pay is CHF 60,000 per annum (including CHF 10,000 for another separate license). For the years 2021, 2020 and 2019 the minimum amounts of CHF 50,000 were payable. Royalties to the University of Zurich were due annually based on a full calendar year and payable until the end of February in the following calendar year.
In May 2020, the Group entered into a Research collaboration agreement with the University of Utrecht regarding the development of the Group's COVID-19 program. Under this agreement, the Group paid a fee of CHF 250,000 to the University of Utrecht in December 2020. An additional fee of CHF 250,000 is accrued as per December 2021 and payable under this agreement. Upon Novartis exercising their option under the Option and equity rights agreement, the University of Utrecht will be due a further CHF 1.0 million (please also see note 26).